UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2021

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On December 9, 2020, pursuant to the terms of that certain Transaction Agreement, dated as of September 28, 2020 (the "AM USA Transaction Agreement"), by and between ArcelorMittal S.A. ("ArcelorMittal") and Cleveland-Cliffs Inc. ("Cliffs"), Cliffs purchased substantially all of the operations of ArcelorMittal USA LLC from ArcelorMittal (the "AM USA Transaction"). In connection with the closing of the AM USA Transaction, as contemplated by the terms of the AM USA Transaction Agreement, ArcelorMittal’s former joint venture partner in I/N Kote L.P. (n/k/a Cleveland-Cliffs Kote L.P.) ("Kote") and I/N Tek L.P. (n/k/a Cleveland-Cliffs Tek L.P.) ("Tek") exercised its put right pursuant to the terms of the Kote and Tek joint venture agreements. As a result, Cliffs purchased all of such joint venture partner’s interests in Kote and Tek. Following the closing of the AM USA Transaction, Cliffs owns 100% of the interests in Kote and Tek.
This Current Report on Form 8-K includes as Exhibit 99.1 the unaudited pro forma consolidated statement of operations of Cliffs for the year ended December 31, 2020, which gives effect to the AM USA Transaction as if it occurred on January 1, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the notes related thereto, supplements Cliffs’ previously filed financial statements relating to the AM USA Transaction.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro forma financial information.
The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 give effect to the AM USA Transaction as if it had been consummated on January 1, 2020. The unaudited pro forma combined financial information, and the notes related thereto, are incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K and into this Item 9.01(b).

(d)Exhibits.
Exhibit Number	Description

99.1	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the notes related thereto.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	March 12, 2021	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary
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